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                                                                 Exhibit 10.15.9


Page 1

"This Amendment #5 to the Launch Services Agreement 95.5.933 is entered into between:



ARIANESPACE S.A., a company organized under the laws of France and having its principal office at Boulevard de l'Europe, 91006 EVRY, France.


AND


PanAmSat Corporation a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A.
(hereinafter referred to as "PanAmSat Corporation" or under this Amendment, "Customer")

and

PanAmSat International a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A.
(hereinafter referred to as "PanAmSat International")


Reference is made to the Launch Services Agreement 95.5.933 executed between PanAmSat Corporation and ARIANESPACE on December 20, 1995 for the Launch of up to four PanAmSat Satellites as amended (said agreement being hereinafter referred to as the "Agreement").



The Parties hereby amend the Agreement in order to provide for three additional Firm Launches: Firm Launch #4 (Galaxy 11, which Launch shall be for the benefit of PanAmSat Corporation, Firm Launch #5 (Galaxy 4R, which Launch shall be for the benefit of PanAmSat Corporation, Firm Launch #6 which shall be for the benefit of PanAmSat Corporation and modify certain terms of the Agreement in the manner provided for hereafter:


ARTICLE 1
FIRM LAUNCH #4, FIRM LAUNCH #5 AND FIRM LAUNCH #6


A) Three Firm Launches are hereby added to the Agreement for the Galaxy 11 Satellite (Firm Launch #4), the Galaxy 4R Satellite (Firm Launch #5) and a Satellite to be designated by Customer in writing to ARIANESPACE no later than 1 June 1999 (Firm Launch #6) during the following Launch Periods:
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i) Firm Launch #4

     From 1 March 1999 up to and including 31 May 1999.

Notwithstanding the terms of the Agreement, it is agreed that, for Firm Launch #4, under the terms of Article 6 of the Agreement, the Launch Slot shall be determined no later than L-4 months (Paragraph 6.2) and the Launch Day shall be determined no later than L-2 1/2 months (Paragraph 6.3).


ii) Firm Launch #5

     From 1 October 1999 up to and including 31 December 1999.

Notwithstanding the terms of the Agreement, it is agreed that, for Firm Launch #5, under the terms of Article 6 of the Agreement, the Launch Slot shall be determined no later than L-6 months (Paragraph 6.2).


iii) Firm Launch #6

     From 1 January 2000 up to and including 31 March 2000.

Notwithstanding the terms of the Agreement, it is agreed that, for Firm Launch #6, under the terms of Article 6 of the Agreement, the Launch Slot shall be determined no later than L-6 months (Paragraph 6.2).



B) The Launch Services Price for Firm Launch #4, Firm Launch #5 and Firm Launch #6 under Paragraph 8.1.1. of the Agreement and the corresponding payment plans under Paragraph 10.1.1 of the Agreement shall be as follows:



i) for Firm Launch #4:

a) Price

The price shall be [************************************************************
************************ ] for a mass of 4500 kg.

b) Mass / Launch Vehicle

[**************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************************************************************].

[***] Filed separately with the Commission pursuant to a request for confidential treatment.
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[*******************************************************************************
*****************************************************************************].

[*******************************************************************************
************************].


c) Payment Plan

The Launch Services Price for Firm Launch #4 shall be paid by Customer as follows:

          Date           Percentage of Launch Services Price under a)
          - [**********]        [***]*
          - [**********]        [***] less Pr**
          - [**********]        [***]
          - [**********]        [***]
          - [**********]        [***]

* This amount shall have been received by ARIANESPACE on 15 October 1998 or ten days after execution of the present amendment to the Agreement, whichever is the latest notwithstanding the provisions of Paragraph 10.3.1. of the Agreement.

** At the date of execution of this amendment, the price reduction under Paragraph 8.1.1.D) of the Agreement equals [***********]. The applicable price reduction shall be deducted from this payment.



ii) for Firm Launch #5:

a) Price

The price shall be [************************************] for a mass of 3475 kg
(lift off mass for standard GTO orbit on a dedicated Ariane 4). This price shall not be subject to any Price Reduction under the terms of the Agreement.

b) Mass / Launch Vehicle

The following provisions shall apply to Firm Launch #5 and Firm Launch #6:

[**************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************************************************************].



[***] Filed separately with the Commission pursuant to a request for confidential treatment.
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  Customer shall have the following rights:

     x) Notwithstanding the terms of the terms of the Agreement, until L-6 months, Customer shall have the option to increase the mass of the Satellite to 3800 kg (without adaptor, standard GTO orbit). The price for this mass increase shall be a price of [***********] ("the Mass Increase Fee"), which shall be paid upon exercise of the option under this paragraph
     x). For greater certainty, its is specified that this mass increase shall not be subject to the price reduction under Paragraph 8.1.1.D) of the Agreement. Provided that, further to Customer's exercise of the option under this Paragraph x), the Launch is not delayed by an aggregate duration in excess of [*****] months (including both Customer and ARIANESPACE related delays), the Launch will be performed by way of a dedicated Ariane [***] Launch Vehicle.

     Customer shall have the right to cancel the mass increase hereunder by written notice received by ARIANESPACE no later than L-[***] months. In this case, if Customer has paid to ARIANESPACE the Mass Increase Fee, the Mass Increase Fee shall be credited to the next payment due for any Launch under this Agreement.


     xx) Starting from the date of execution of this Amendment up until the earlier of i) 1 April 1999 for Firm Launch #5 and 1 July 1999 for Firm Launch #6 or ii) until Customer has exercised its option under a) hereabove, the Parties agree to discuss all injection strategies that may be used to optimize the Launch of the Satellite on a dedicated Ariane 42L Launch Vehicle while increasing the Satellite lift off mass up to a mass between 3650 and 3700 kg. It is understood that such increase in the Satellite mass means a higher probability of a final orbit below the standard GTO orbit as defined in the Annexes to the Agreement. The final decision in this respect (i.e. trade off between increase of the lift off mass and the final orbit) shall be taken by Customer taking into consideration the Launch Vehicle's technical constraints.


     xxx) In all cases where the Launch is performed by way of a dedicated Ariane 4 Launch Vehicle, Customer shall be entitled to exercise its rights under Paragraph 8.1.3.A) iii) of the Agreement.


     xxxx) If ARIANESPACE notifies to Customer that the Launch will be performed as a Shared Launch, clauses x), xx) and xxx) shall no longer be applicable and if Customer has paid to ARIANESPACE the Mass Increase Fee, the Mass Increase Fee shall be credited to the next payment due for any Launch under this Agreement or reimbursed to Customer if a credit cannot be made.

     Furthermore, the baseline mass shall be increased to [************************] and Customer shall have the right to further increase the Satellite up to a mass of 3650 kg (without adaptor, standard GTO orbit) no later than ten (10) days after ARIANESPACE's notification under Paragraph 4.2.1 of the Agreement (but in no event shall Customer's decision be required earlier than L-[***] months). The price for this mass increase shall be a price of [*****] per kilogram, which shall be paid upon exercise of the option under this paragraph d). For greater certainty, its is

[***] Filed separately with the Commission pursuant to a request for confidential treatment.
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     specified that this mass increase shall not be subject to the price reduction under Paragraph 8.1.1.D) of the Agreement. Customer shall also be entitled to exercise the rights under Paragraph 8.1.3.A) iv).

c) Payment Plan

The Launch Services Price for Firm Launch #5 shall be paid by Customer as follows:

          Date           Percentage of Launch Services Price under a)
          - [***]               [***]*
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]

* This amount shall have been received by ARIANESPACE on 15 October 1998 or ten days after execution of the present amendment to the Agreement, whichever is the latest notwithstanding the provisions of Paragraph 10.3.1. of the Agreement.



iii) for Firm Launch #6:

a) Price

The price shall be [************************************************************
**************] for a mass of 3475 kg (lift off mass for standard GTO orbit on a dedicated Ariane 4). This price shall not be subject to any Price Reduction under the terms of the Agreement.

b) Mass / Launch Vehicle

The provisions of Paragraph ii)b) hereabove shall also apply to Firm Launch #6.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.
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c) Payment Plan

The Launch Services Price for Firm Launch #6 shall be paid by Customer as follows:

          Date           Percentage of Launch Services Price under a)
          - [***]               [***]*
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]
          - [***]               [***]

* This amount shall have been received by ARIANESPACE on 15 October 1998 or ten days after execution of the present amendment to the Agreement, whichever is the latest notwithstanding the provisions of Paragraph 10.3.1. of the Agreement.

d) Termination Fees

Notwithstanding the provisions of Paragraph 18 of the Agreement, the Parties agree that, for Firm Launch #6, until 1 June 1999, the basic termination liability under Paragraph 18.2.1 of the Agreement shall be limited to a sum of [***************************************
********************************************************************************
**].


ARTICLE 2
PRICE REDUCTIONS UNDER PARAGRAPH 8.1.1.D) OF THE AGREEMENT

Paragraph 8.1.1.D) of the Agreement is hereby replaced by the following:

    D) The Launch Services Prices stated under Paragraphs A), B), and C) under Subparagraph 13.2.2. hereafter above shall be subject to a price reduction as follows:


    i)   For Firm Launch #1:

         [**********************************************************************
         *]


   ii)   For Firm Launch #2:

         [**********************************************************************
         **********************]


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  iii)  For Firm Launch #3

        [***********************************************************************
        *******************]

  iv)   For Firm Launch #4

        [********************************************************************]

   v)   For Firm Launch #5

        The Parties agree that no price reduction shall apply to this Launch.

  vi)   For Firm Launch #6
        The Parties agree that no price reduction shall apply to this Launch.


 vii)   For Optional Launch #1:

        a) if the Launch Option is exercised on or prior to 1 October 1999:

        [***] of the Launch Services Price under Subparagraph 8.1.1.C) i) or
        ii) (as increased for the initial Launch Period of Optional Launch #1), as applicable, or

        b) if the Launch Option is exercised after 1 October 1999:

        [***] of the Launch Services Price under Subparagraph 8.1.1.C) i) or
        ii) (as increased for the initial Launch Period of Optional Launch #1), as applicable.


viii)   For Optional Launch #2:

        a) if Optional Launch #1 has been exercised or a Replacement Launch has been ordered on or prior to 1 October 1999, at the date of exercise of Optional Launch #2 and provided Optional Launch is exercised on or prior to 1 October 2000:

        the percentage applicable to Optional Launch #1 under Subparagraph vi) above or, if applicable, to the Replacement Launch, plus [***] times the Launch Services Price under Subparagraph 8.1.1.C) i) or ii) as applicable (as increased for the initial Launch Period of Optional Launch #2), or

        b) in all other cases:

        [***] of the Launch Services Price under Subparagraph 8.1.1.C) i) or
        ii) (as applicable and as increased for the initial Launch Period of Optional Launch #2).


[***] Filed separately with the Commission pursuant to a request for confidential treatment.
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    ix)  For Replacement Launches ordered under this Agreement:

         Provided that the Replacement Launch is ordered no later than 31 December 2001, the percentage applicable to the last Launch ordered under this Agreement to which a price reduction under the terms of this Paragraph 8.1.1.D) applies (including Replacement Launches) plus [***] times the applicable Launch Services Price under Article 13. Further, if a Replacement Launch is ordered on or prior to 1 October 1999, any further option(s) exercised hereunder shall be subject to a price reduction determined under Subparagraph 8.1.1.D)vi) above.

         The price reduction as calculated under this Sub-paragraph 8.1.1.D) shall be deducted from the payment due at L-9 months and, if the price reduction exceeds this payment, the excess price reduction shall be deducted equally from the payments at L-8 months and at L-10 months under Paragraph 10.1.1. A), B) or C) as applicable. Notwithstanding the foregoing, for Firm Launch #3, the price reduction shall be deducted from the payment due on 1 August 1998 and for Firm Launch #4, the price reduction shall be deducted from the payment due on 1 November 1998.

         Furthermore, notwithstanding the foregoing, in the event a Launch ordered under this Agreement (and subject to a price reduction under this Paragraph 8.1.1.D)) is terminated, the Price Reduction of the other Launches ordered shall be recalculated to take into account such termination by deducting [***] from all Launches ordered after the date of order of the Launch terminated.

         Notwithstanding the foregoing, the price reduction under this Sub-paragraph 8.1.1.D) may not in any case exceed [***] of the relevant Launch Services Price under Paragraph 10.1.1A), B) or C); for Firm Launch #3, under the provisions of Article 2 of Amendment #4 to the Agreement or Firm Launch #4 under the provisions of Article 1 of this Amendment for any Launch under this Agreement



ARTICLE 4
PRICE ESCALATION FORMULA


The Parties agree to discuss in good faith no later than five weeks after execution of this Amendment the precise index to be applied for the application of Index 0 under Paragraphs 9.1.A) and B) of the Agreement.


ARTICLE 5
REPLACEMENT LAUNCH - ACCELERATION

A)   [***************************************************************
     ****************************************************************
     ****************************************************************
     ****************************************************************
     ***************************************]

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     confidential treatment.
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B)   The Parties agree that the provisions of Paragraph 11.5 of the Agreement shall not apply until the actual date of the last Firm Launch under this Agreement.



ARTICLE 6

This Amendment #4 constitutes an amendment to the Agreement within the meaning of its Paragraph 20.6.



Executed this 12th day of October 1998



For ARIANESPACE                                 For PanAmSat Corporation:

By:  /s/ J. M. Luton                            By:   /s/ Frederick A. Landman

Title:  President-Directeur General             Title:  President and CEO


For PanAmSat International

By:  /s/ Frederick A. Landman

Title:  President